NEWS RELEASE

Contact: Alliance Data
Ed Heffernan
Analysts/Investors
972.348.5191
Ed.Heffernan@AllianceData.com

Shelley Whiddon – Media
972.348.4310
Shelley.Whiddon@AllianceData.com

Epsilon International
Dorothy Fung
Upstream Asia
+852 2973 0222

Epsilon
Scott Bauman
Greenough Communications
617.275.6518

ALLIANCE DATA’S EPSILON INTERNATIONAL SIGNS AGREEMENT WITH EBAY JOINT VENTURE EACHNET TO
PROVIDE EMAIL MARKETING SERVICES IN CHINA

Shanghai-based Online Auctioneer Selects Epsilon’s Email Marketing Platform and Professional
Services International Team to Power Complex Customer Communication Program

DALLAS, Oct. 11, 2007 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of transaction services, credit services and marketing services, today announced that the global operations of its Epsilon business, Epsilon International, has signed a multi-year agreement to provide permission-based email marketing solutions and services to online auctioneer EachNet in China. EachNet is a joint venture between San Jose, California-based online auctioneer eBay and Shanghai-based Web portal and wireless Internet provider TOM Online. Founded in 1999, EachNet’s extensive customer base includes approximately 30 million consumers throughout mainland China.

Under the terms of the agreement, EachNet will deploy Epsilon International’s proprietary email communications and campaign management platform geared toward notifying consumers of goods for auction based on their preferences. Epsilon International will provide additional professional services to help EachNet manage and further develop its complex, triggered email account messaging, and to create and launch timely, relevant marketing campaigns to EachNet customers. More than 300 million permission-based customized email communications will be sent annually, with volume expected to coincide with the growth in China’s rapidly increasing online universe.

“We are excited to work with the Epsilon International team to advance our email communications and help fuel aggressive growth by developing deeper relationships with our customers,” said an EachNet spokesperson. “The Epsilon International team’s dedication to maximizing marketers’ ROI while focusing on the customer experience fits perfectly with our values and direction. Epsilon International is a partner that can help guide and support us as our needs expand and evolve over the long-term.”

EachNet selected Epsilon International’s China-based team after an extensive search for an email service provider. Epsilon International’s email delivery expertise, experienced client services team, and depth of knowledge of the Chinese marketplace helped distinguish the company from others under consideration.

In the last 12 months Epsilon International has experienced a period of rapid growth in the Asia-Pacific region, expanding its offices in Shanghai, Hong Kong, India, and Singapore, and broadening its service offering to clients throughout China, Australia, and Southeast Asia. Epsilon International expects to continue its growth, especially in China, where eMarketer, an e-business and online marketing research firm, forecasts the number of Internet users to increase to 156.2 million by the end of 2007, representing a 13-percent increase over 2006.

“The opportunity to work with an established brand and category pioneer such as EachNet enables us to show the universal value of leveraging customer insight in rapidly expanding marketplaces,” said Dominic Powers, senior vice president, Asia Pacific at Epsilon International. “We are excited to support an enterprise of this magnitude and look forward to helping EachNet achieve record results, deepen its customer relationships, and increase marketing ROI in this important channel.”

About Epsilon

Epsilon is a leading provider of multi-channel, data-driven marketing technologies and services. Through its combination of client-centric marketing solutions, Epsilon helps leading companies understand, measure, manage and optimize their customer relationships. The organization’s end-to-end suite of integrated services includes strategic consulting, creative, data, database and loyalty technology, analytics, email and direct marketing distribution services to produce multi-channel marketing programs that generate measurable results throughout the customer lifecycle.

Founded in 1969, Epsilon is headquartered in Dallas and comprises five business groups including Strategic Database Solutions, Interactive Services (formerly Epsilon Interactive), Agency and Direct Services, Data Services (formerly CPC Associates, Inc.) and Abacus Data Services (Abacus). Epsilon works with more than 2,200 blue-chip brands and has offices throughout the United States, Europe and Asia. Epsilon is an Alliance Data company. For more information, visit www.epsilon.com.

Epsilon International is an operating unit of Epsilon. Epsilon International is a trading name of Alliance Data FHC, Inc.

About Alliance Data

Alliance Data (NYSE: ADS) is a leading provider of marketing, loyalty and transaction services, managing over 120 million consumer relationships for some of North America’s most recognizable companies. Using transaction-rich data, Alliance Data creates and manages customized solutions that change consumer behavior and that enable its clients to create and enhance customer loyalty to build stronger, mutually beneficial relationships with their customers. Headquartered in Dallas, Alliance Data employs over 9,000 associates at more than 60 locations worldwide. Alliance Data’s brands include AIR MILES®, North America’s premier coalition loyalty program, and Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services. For more information about the company, visit its website, www.AllianceData.com.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the company’s proposed merger with Aladdin Merger Sub, Inc., an affiliate of The Blackstone Group, announced on May 17, 2007.  The company cannot provide any assurance that the proposed merger transaction will be completed. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the company’s most recent Form 10-K.

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